UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2023
Unit Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132	US
(Address of principal executive offices)			(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A*

* The registrant’s common stock is currently quoted on the OTCQX® Best Market under the ticker symbol “UNTC”.

Item 7.01 Regulation FD Disclosure.

On August 10, 2023, Unit Corporation (the Company) issued a press release announcing that is Board of Directors approved quarterly dividends of $2.50 per share for each of the third and fourth quarters of 2023. The record and payment dates for each of the third and fourth quarter dividends will be determined at a later date.

The Company also announced that beginning with its quarterly report for the second quarter ended June 30, 2023, it will cease voluntary filing of periodic and current reports with the U.S. Securities and Exchange Commission and begin filing periodic and current reports with the OTC Markets Group Inc. (OTC) in compliance with its Alternative Reporting Standard: OTCQX U.S. and OTCQB Disclosure Guidelines. The Company’s current, quarterly, and annual reports may be accessed on the OTC’s website at https://www.otcmarkets.com/stock/UNTC/disclosure, as well as the Company’s website at https://unitcorp.com/investor-relations/otc-sec-filings/.

A copy of that release is furnished with this filing as Exhibit 99.1.

The information included in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in the filing.

The press release furnished as an exhibit to this report contains forward-looking statements within the meaning of the Securities Act and the Exchange Act. Those forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company in its filings with the Securities and Exchange Commission. Because of these risks, the Company's actual results may differ materially from those indicated or implied by the forward-looking statements. Except as required by law, we disclaim any obligation to publicly update or revise forward looking statements after the date of this report to conform them to actual results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Unit Corporation dated August 10, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: August 10, 2023	By:	/s/ Drew Harding
Drew Harding Vice President, Secretary & General Counsel
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